EX-7c
                                AMENDMENT NO. 15
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2002

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective October 6, 2008, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and updated fund names. To effect these changes, the following provision of this Agreement is hereby amended:

     o Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment #14, is hereby replaced by the attached Schedule B-2.






Jackson National Life Insurance Company      ACE Tempest Life Reinsurance Ltd.


By:  Lisa C. Drake                           By:  Huan Tseng

Name:  Lisa C. Drake                         Name:  Huan Tseng

Title:  SVP and Chief Actuary                Title:  SVP & Chief Pricing Officer

Date  _______________________                Date  __________________________




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                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement

--------------------------------------------- -------------------------------------------------------------- -----------------------
FUND NAME                                     COMMENT                                                        PRODUCT AVAILABILITY
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
 JNL/AIM International Growth Fund            Named  changed  from  JNL/Putnam  International  Equity Fund   ALL
                                              effective 5/2/05 and from JNL/JPM  International Equity Fund effective 12/3/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/AIM Large Cap Growth Fund                 2/18/2004 merged with JNL/AIM Premier Equity II Fund           All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/AIM Global Real Estate Fund               New  5/2/05,  Name  changed  from  JNL/AIM  Real Estate Fund   ALL
                                              effective 10/6/2008
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/AIM Small Cap Growth Fund                                                                                All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Capital Guardian Global Balanced Fund     Subadvisor changed from Janus on 2/18/04.  Name changed from   ALL
                                              JNL/FMR  Balanced Fund  effective  4/30/2007 and from JNL/FI
                                              Balanced Fund effective 12/3/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Capital Guardian Global                   Formerly  JNL/Janus  Global Equities Fund. Name changed from   ALL
Diversified Research Fund                     JNL/Select Global Growth Fund effective 12/3/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Capital Guardian International            New 12/3/2007                                                  All
Small Cap Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Capital Guardian U.S.                     Formerly JNL/Janus Aggressive Growth Fund.  Name changed       All
Growth Equity Fund                            from JNL/Select Large Cap Growth Fund effective 12/3/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Credit Suisse Global Natural Resources    New 1/16/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Credit Suisse Long/Short                  New 1/16/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Eagle Core Equity Fund                                                                                   All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Eagle Small Cap Equity Fund                                                                              All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Franklin Templeton Founding Strategy      New 1/16/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Franklin Templeton Global Growth          New 1/16/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Franklin Templeton Income Fund            New 5/1/2006                                                   All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Franklin Templeton Mutual Shares          New 1/16/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Franklin Templeton Small Cap Value Fund   New 5/2/05                                                     All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Goldman Sachs Core Plus Bond Fund        Formerly JNL/Salomon Brothers Global Bond Fund. Name changed   All
                                              from  JNL/Salomon  Brothers  Strategic  Bond Fund  effective
                                              5/1/2006,  from  JNL/Western  Strategic  Bond Fund effective
                                              1/16/2007,  and from  JNL/Western  Asset Strategic Bond Fund effective 4/30/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Goldman Sachs Emerging                    New 10/6/2008                                                  All
Markets Debt Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Goldman Sachs Mid Cap Value Fund          New 5/2/05                                                     All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Goldman Sachs                             New 5/1/2006                                                   All
Short Duration Bond Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/JPMorgan International Value Fund                                                                        All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/JPMorgan Mid Cap Growth Fund              Subadvisor changed from Janus on 2/18/04.  Name changed from   ALL
                                              JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR
                                              Mid-Cap  Equity  Fund  effective  4/30/2007  and from JNL/FI
                                              Mid-Cap   Equity  Fund   effective   12/3/2007.   Also,  the
                                              JNL/Putnam   Midcap   Growth  Fund  merged  with  this  fund
                                              effective 12/3/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/JPMorgan U.S. Government                  Name changed from JNL/Salomon  Brothers U.S. Govt. & Quality   ALL
& Quality Bond Fund                           Bond Fund effective 5/1/2006,  from JNL/Western U.S. Govt. &
                                              Quality Bond Fund effective 1/16/2007,  and from JNL/Western
                                              Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Lazard Emerging Markets Fund              New 5/1/2006                                                   All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Lazard Mid Cap Equity Fund                Name changed from  JNL/Lazard  Mid Cap Value Fund  effective   ALL
                                              3/31/2008
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Lazard Small Cap Equity Fund              Name changed from JNL/Lazard  Small Cap Value Fund effective   ALL
                                              3/31/2008
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/M&G Global Basics Fund                    New 10/6/2008                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/M&G Global Leaders Fund                   New 10/6/2008                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management 10 x 10 Fund   New 4/30/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management 25 Fund        Subadvisor changed from Curian effective 2/18/04               All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                                                                                All
Bond Index Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management
Communications Sector Fund                    Subadvisor changed from Curian effective 2/18/04               All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management
Consumer Brands Sector Fund                   Subadvisor changed from Curian effective 2/18/04               All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Subadvisor  changed  from  Curian  effective  2/18/04.  Name   ALL
Oil & Gas Sector Fund                         changed from  JNL/Mellon  Capital  Management  Energy Sector
                                              Fund on 5/2/05
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 Subadvisor  was Curian  between  12/15/03  and  2/18/04  and   ALL
Enhanced S&P 500 Stock Index Fund             JPMorgan prior to 12/15/03
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 New 10/6/2008                                                  All
European 30 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Subadvisor changed from Curian effective 2/18/04               All
Financial Sector Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                                                                               All
Global 15 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                                                                                All
International Index Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management Index 5 Fund    New 4/30/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management JNL 5 Fund     Effective 10/4/04                                              All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 New 5/1/2006                                                   All
JNL Optimized 5 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Subadvisor  changed  from  Curian  effective  2/18/04.  Name   ALL
Healthcare Sector Fund                        changed     from     JNL/Mellon      Capital      Management
                                              Pharmaceutical/Healthcare Sector Fund on 5/2/05
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management NYSE(R)        New 4/30/2007                                                  All
International 25 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 New 10/6/2008                                                  All
Pacific Rim 30 Fund

--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                New 4/30/2007                                                  All
S&P (R) SMid 60 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 New 5/1/2006                                                   All
S&P (R) 24 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management S&P 400         Subadvisor  was Curian  between  12/15/03  and  2/18/04  and   ALL
Mid Cap Index Fund                            Mellon Capital Management prior to 12/15/03
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 Subadvisor  was Curian  between  12/15/03  and  2/18/04  and   ALL
S&P 500 Index Fund                            Mellon Capital Management prior to 12/15/03
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Subadvisor changed from Curian effective 2/18/04               All
Select Small-Cap Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 Subadvisor  was Curian  between  12/15/03  and  2/18/04  and   ALL
Small Cap Index Fund                          Mellon Capital Management prior to 12/15/03
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Subadvisor changed from Curian effective 2/18/04               All
Technology Sector Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Management                 New 1/17/2006                                                  All
Dow SM Dividend
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Name changed from JNL/Mellon  Capital  Management The Dow 10   ALL
Dowsm 10 Fund                                 effective 1/17/2006
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management                Name changed from JNL/Mellon  Capital  Management The S&P 10   ALL
S&P(R) 10 Fund                                effective 1/17/2006
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/ Mellon Capital Management VIP Fund       Effective 10/4/2004                                            All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Mgmt Nasdaq(R) 25 Fund     Effective  10/4/2004.  Name changed from JNL/Mellon  Capital   ALL
                                              Management Nasdaq(R) 15 Fund effective 12/3/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Mellon Capital Mgmt                       Effective  10/4/2004.  Name changed from JNL/Mellon  Capital   ALL
Value Line(R) 30 Fund                         Management Value Line(R) 25 Fund effective 12/3/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Oppenheimer Global Growth Fund                                                                           All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PAM Asia ex-Japan Fund                    New 3/31/2008                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PAM China-India Fund                      New 3/31/2008                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PIMCO Real Return                         New 1/16/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PIMCO Total Return Bond Fund                                                                             All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
 JNL/PPM America Core Equity Fund             Name changed from JNL/Putnam Equity Fund effective 12/3/2007   All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PPM America High Yield Bond Fund          Effective 10/4/04.  JNL/PPM America High Yield Bond Fund was   ALL
                                              merged into this on 10/4/04.  Name changed from  JNL/Salomon
                                              Brothers  High  Yield  Bond Fund  effective  5/1/2006,  from
                                              JNL/Western  High Yield Bond Fund  effective  1/16/2007  and from  JNL/Western  Asset  High  Yield  Bond  Fund  effective
                                              4/30/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PPM America Mid-Cap Value Fund            New 3/31/2008                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PPM America Small Cap Value Fund          New 3/31/2008                                                  All

--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/PPM America Value Equity                  Name changed  from  JNL/Putnam  Value Equity Fund  effective   ALL
                                              1/16/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Red Rocks Listed Private Equity Fund      New 10/6/2008                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Disciplined Moderate                  New 1/16/2007                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Disciplined Moderate Growth           New 1/16/2007                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Disciplined Growth                    New 1/16/2007                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P  Managed Growth Fund                  Prior to 10/4/04  named JNL/S&P  Moderate  Growth Fund I. On   ALL
                                              10/4/04 merged with JNL/S&P Core Index 100 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Managed Aggressive Growth Fund        Prior to 10/4/04 named JNL/S&P  Aggressive Growth Fund I. On   ALL
                                              10/4/04  merged with JNL/S&P  Equity  Growth Fund I, JNL/S&P
                                              Equity  Aggressive  Growth Fund I, JNL/S&P  Very  Aggressive
                                              Growth Fund I, JNL/S&P Core Index 50 Fund,  and JNL/S&P Core
                                              Index 75 Fund
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Managed Conservative Fund             Effective 10/4/04                                              All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Managed Moderate Fund                 Effective 10/4/04                                              All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Managed Moderate Growth Fund          Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I      All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Retirement Income                     New 1/17/2006                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Retirement 2015                       New 1/17/2006                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Retirement 2020                       New 1/17/2006                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Retirement 2025                       New 1/17/2006                                                  All but Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Competitive Advantage Fund            New 12/3/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Dividend Income & Growth Fund         New 12/3/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Intrinsic Value Fund                  New 12/3/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P Total Yield Fund                      New 12/3/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/S&P 4 Fund                                New 12/3/2007                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Select Balanced Fund                      Prior to 10/4/04 named JNL/PPM America Balanced Fund           All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Select Money Market Fund                  Prior to 10/4/04 named JNL/PPM America Money Market Fund       All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/Select Value Fund                         Prior to 10/4/04 named PPM JNL/PPM America Value Fund          All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/T. Rowe Price Established Growth Fund     JNL/Alliance  Capital  Growth Fund was merged with this fund   ALL
                                              5/2/05.  JNL/Alger  Growth Fund and  JNL/Oppenheimer  Growth
                                              Fund were merged with this fund on 4/30/2007.
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/T. Rowe Price Mid-Cap Growth Fund All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
JNL/T. Rowe Price Value Fund All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Fifth Third Balanced VIP Fund                 Fund  no  longer  available  for new  investments  effective   Fifth Third Only
                                              8/13/2007 and was liquidated effective 10/12/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Fifth Third Disciplined Value VIP Fund        Fund  no  longer  available  for new  investments  effective   Fifth Third Only
                                              8/13/2007 and was liquidated effective 10/12/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Fifth Third Mid Cap VIP Fund                  Fund  no  longer  available  for new  investments  effective   Fifth Third Only
                                              8/13/2007 and was liquidated effective 10/12/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Fifth Third Quality Growth VIP Fund           Fund  no  longer  available  for new  investments  effective   Fifth Third Only
                                              8/13/2007 and was liquidated effective 10/12/2007
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------

--------------------------------------------- -------------------------------------------------------------- -----------------------
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JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Guaranteed Five Year Fixed                                                                                   All but Focus
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
12 Month DCA                                                                                                 All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
6 Month DCA                                                                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Guaranteed One Year Fixed                                                                                    All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Guaranteed Seven Year Fixed                                                                                  All but Focus
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
Guaranteed Three Year Fixed                                                                                  All
--------------------------------------------- -------------------------------------------------------------- -----------------------
--------------------------------------------- -------------------------------------------------------------- -----------------------
S&P 500 Composite Stock Price                 Only available prior to 10/4/04                                Perspective II and
Index - 9 Year Period                                                                                        Fifth Third
--------------------------------------------- -------------------------------------------------------------- -----------------------
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JNL ACE 2002 TREATY SCHEDULE B-2 AMENDMENT # 15